UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        December 12, 2008

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202 (Address of Principal Executive Offices)

(904) 354-2482 (Registrant’s Telephone Number, Including Area Code)

www.fpic.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Actions Regarding Named Executive Officers

On December 12, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of FPIC Insurance Group, Inc. (the “Company”) took the actions described below.

The executive officers defined as “named executive officers” in Item 402(a)(3) of Regulation S-K and who were named in the summary compensation table in the proxy statement for the Company's 2008 Annual Meeting of Shareholders are referred to below in this Current Report on Form 8-K as “the named executive officers.”

(a)           2009 Base Salary Increases:

The Committee approved the following annual base salaries for the named executive officers, effective January 1, 2009:  John R. Byers -- $752,000; Charles Divita, III -- $379,600; and Robert E. White, Jr. -- $454,272.

(b)           Entry into Revised Employment Agreements and Termination of Prior Employment Agreements:

We previously entered into employment agreements (providing for a three-year term of employment for Mr. Byers and two-year terms for each of Messrs. Divita and White) with our named executive officers.  These agreements provided that if we did not extend these agreements by the end of any year, the affected executive officer could terminate his employment by providing at least 90 days’ written notice of such termination.  Upon such termination, or upon termination of employment by us without cause, the executive officer would continue to receive his annual salary and benefits for the remaining term of the employment agreement or until the executive directly or indirectly engages in or acts as an employee or consultant for any trade or occupation that is in competition with us.  The executive officers could also terminate their employment in the event of a constructive discharge and continue to receive annual salary and benefits for the remaining term of the employment agreement.  In the case of Mr. Byers, in the event that payments or benefits under the agreement are subject to the excise tax imposed by Section 4999 of the Code or any interest, penalty or addition to tax with respect to such excise tax, the agreement provided for cash gross up payments intended to put him in the same position as though no excise tax, penalty or interest had been imposed upon or incurred as a result of any payment or benefits.

As of December 15, 2008, effective January 1, 2008, the Company entered into revised employment agreements with the named executive officers and terminated the previously existing employment agreements between the Company and the named executive officers.  The primary purpose of the revised employment agreements was to bring them into compliance with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended, and the terms of the revised employment agreements are substantially similar to the terms of the previously existing employment agreements, except as follows:

 (i) Automatic Extension.  The revised employment agreements automatically extend for an additional one-year term unless the employee is otherwise notified by the Board prior to December 31 of the applicable year.

 (ii) Clarification of Benefits Payable After Separation from Service.  The type of benefits payable after separation from service in certain events has been clarified in the revised employment agreements.

(iii) Clarification of Noncompetition Provision.  The noncompetition provision has been clarified in the revised employment agreements.

This description of the employment agreements is qualified by the text of the Employment Agreements dated as of January 1, 2008, between the Company and Messrs. Byers, Divita and White, copies of which are filed as Exhibits 10.1, 10.3 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)           Entry into Revised Change in Control Severance Agreements and Termination of Prior Severance Agreements:

We previously entered into severance agreements with certain members of our management, including our named executive officers. These agreements provided that during the three-year coverage period (as defined) after a change in control of the Company if the employment of a named executive officer was terminated by us for any reason other than cause, death or disability, or by that named executive officer for good reason, we would pay severance in a lump sum cash amount equal to three times, in the case of Mr. Byers, or two times, in the case of Messrs. Divita or White, the sum of the affected executive officer’s (i) annual salary and (ii) the greater of the target bonus opportunity for the current calendar year or the average of the annual bonuses for the three prior calendar years.  In addition, the affected executive officer’s stock options, restricted stock and other long-term incentives would immediately vest, and the executive officer would receive for a two-year period benefits under our welfare benefit plans.  In the case of Mr. Byers, in the event that payments or benefits under the severance agreement are subject to the excise tax imposed by Section 4999 of the Code or any interest, penalty or addition to tax with respect to such excise tax, the severance agreement provided for cash gross up payments intended to put him in the same position as though no excise tax, penalty or interest had been imposed upon or incurred as a result of any payment or benefits.

As of December 15, 2008, effective January 1, 2008, the Company entered into revised change in control severance agreements with the named executive officers and terminated the previously existing severance agreements between the Company and the named executive officers.  The primary purpose of the revised change in control severance agreements was to bring them into compliance with Section 409A, and the terms of the revised change in control severance agreements are substantially similar to the terms of the previously existing severance agreements, except as follows:

 (i) Coverage Period.  As amended, the coverage period begins on the earlier of the occurrence of a Change in Control (as defined) or the termination of employment in contemplation of a Change in Control.

(ii) Benefits.  As amended, in the case of a covered termination of employment, the executive would receive for 24 months benefits (or the value of such benefits) that include all employment benefits and perquisites rather than merely “welfare” benefits.

The description of the change in control severance agreements is qualified by the text of the Change in Control Severance Agreements dated as of January 1, 2008, between the Company and Messrs. Byers, Divita and White, copies of which are filed as Exhibits 10.2, 10.4 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)           Termination of Participation in Excess Benefit Plan and SERP; Entry into Deferred Compensation Agreements:

Effective December 31, 2008, we have terminated our Excess Benefit Plan as to all of our active employees.  Our Excess Benefit Plan is a defined benefit plan applicable to certain of our employees, including Messrs. Divita and White.  Also effective December 31, 2008, Mr. Byers has terminated his participation in our Supplemental Executive Retirement Plan (also a defined benefit plan, the “SERP”).  In lieu of the Excess Benefit Plan and the SERP, the Company entered into Deferred Compensation Agreements with our named executive officers.

Our Excess Benefit Plan is an unfunded, nonqualified plan that is designed to provide retirement benefits to participants in our Defined Benefit Plan (other than those who participate in the SERP) as a replacement for those retirement benefits reduced by regulations under the Internal Revenue Code.  Together, the Defined Benefit Plan and Excess Benefit Plan were intended to provide the executive officers with retirement income equivalent to that provided to all other employees under the Defined Benefit Plan.

Our SERP is an unfunded, nonqualified plan that provides participants selected by the Compensation Committee with income at retirement.  Mr. Byers is the only active employee who had been selected to participate.  A participant in the SERP is eligible to retire and receive a retirement benefit beginning on the earlier of such participant’s (i) early retirement date, (ii) disability retirement date or (iii) normal retirement date.  The retirement benefit at the normal retirement date equals 60% of pre-retirement compensation (averaged over the highest three consecutive years of service), less Defined Benefit Plan and all predecessor plans’ benefits and Social Security benefits, multiplied by the percentage of benefits vested.  Vesting occurs over 20 years.  Compensation for purposes of the SERP includes the salary of a participant but does not include bonuses.  Early retirement is permitted at age 60, or, with the permission of our Compensation Committee, age 55.  The early retirement benefit equals the retirement benefit at the normal retirement date, multiplied by an early retirement factor that ranges from .4862 if early retirement occurs at age 55 to .9231 if early retirement occurs at age 64.  A participant terminating employment due to a permanent and total disability will be eligible for a disability retirement benefit equal to 60% of pre-retirement compensation, less Defined Benefit Plan and all predecessor plans’ benefits and Social Security benefits.  In the event of a married participant’s death before retirement, the participant’s spouse will be eligible to receive a death benefit equal to 50% of the retirement benefit the participant would otherwise have been eligible to receive.  Benefits under the SERP are payable in the same form as elected by the participant under the Defined Benefit Plan.

The Deferred Compensation Agreements replace the benefits previously provided by the Excess Benefit Plan and the SERP with the benefits under the Deferred Compensation Agreements described below.

Pursuant to separate Deferred Compensation Agreements entered into effective December 31, 2008, between the Company and each of Messrs. Byers, Divita, and White, the Company will, as soon as reasonably practicable after January 12, 2009, contribute to the accounts of the named executive officers under our Deferred Compensation Plan (a defined contribution plan) the following amounts: John R. Byers -- $1,276,433; Charles Divita, III -- $137,947; and Robert E. White, Jr. -- $535,430.  In addition, the Deferred Compensation Agreements provide that the Company will annually contribute to the accounts of the named executive officers under the Deferred Compensation Plan the following percentages of their respective base salaries for that year: John R. Byers -- 19% in 2009, increasing by 2.75 percentage points annually through 2018 and reverting to 19% in 2019 and later years; Charles Divita, III – 5.25%; and Robert E. White, Jr. – 16.0%.

Also pursuant to the Deferred Compensation Agreements, the Company agreed to transfer to the rabbi trust established with respect to the Deferred Compensation Plan cash equal to the amount of these contributions to the Deferred Compensation Plan.  Contributions to the Deferred Compensation Plan made pursuant to the Deferred Compensation Agreements are credited to a Retirement Account under the Deferred Compensation Plan and are 100% vested at the time of contribution.  All accounts under the Deferred Compensation Plan increase or decrease in accordance with investment elections made from time to time by the participants, including the named executive officers.  Funds in the Retirement accounts are to be paid out (in a lump sum or up to ten installments) to the named executive officers at the time of their separation from service with the Company.  For information concerning amendments made to the Deferred Compensation Plan in connection with the entry into of the Deferred Compensation Agreements, see paragraph (f) immediately following.

This description of the Deferred Compensation Agreements is qualified by the text of the Settlement and Deferred Compensation Agreements effective December 31, 2008 between the Company and Messrs. Byers, Divita and White, copies of which are filed as Exhibits 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and which are incorporated herein by reference.

(e)           Amendment to Deferred Compensation Plan:

On December 12, 2009, the Board of Directors amended and restated, effective January 1, 2008, the FPIC Insurance Group, Inc. Deferred Compensation Plan (“our Deferred Compensation Plan”).  Our Deferred Compensation Plan is a non-qualified deferred compensation plan that allows a select group of our management or highly compensated employees (as designated by our Board of Directors or a committee of our Board of Directors) and members of our Board of Directors to defer certain compensation, including salary, bonuses, and directors’ fees as provided by the Deferred Compensation Plan.  The Deferred Compensation Plan also allows for us to make discretionary contributions and matching contributions.  Distributions may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date, or death.

The purpose of the amendment and restatement, among other things, was to create the Retirement Accounts referred to in paragraph (e) immediately preceding and to provide for the permitted terms of the elective payout of the amount of such Retirement Accounts.

This description of the amended and restated Deferred Compensation Plan is qualified by the text of the amended and restated Deferred Compensation Plan effective January 1, 2008, a copy of which is filed as Exhibit 10.10 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description of Exhibit

10.1*	Employment Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and John R. Byers
10.2*	Change in Control Severance Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and John R. Byers
10.3*	Employment Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Charles Divita, III
10.4*	Change in Control Severance Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Charles Divita, III
10.5*	Employment Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Robert E. White, Jr.
10.6*	Change in Control Severance Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Robert E. White, Jr.
10.7*	Settlement and Deferred Compensation Agreement effective December 31, 2008, between FPIC Insurance Group, Inc. and John R. Byers
10.8*	Settlement and Deferred Compensation Agreement effective December 31, 2008, between FPIC Insurance Group, Inc. and Charles Divita, III
10.9*	Settlement and Deferred Compensation Agreement effective December 31, 2008, between FPIC Insurance Group, Inc. and Robert E. White, Jr.
10.10*	Deferred Compensation Plan, as amended and restated effective January 1, 2008
___________
* Management contract or compensatory plan or arrangement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 18, 2008
FPIC Insurance Group, Inc.

	By:	/s/ Charles Divita, III
Charles Divita, III Chief Financial Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibit
10.1*	Employment Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and John R. Byers
10.2*	Change in Control Severance Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and John R. Byers
10.3*	Employment Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Charles Divita, III
10.4*	Change in Control Severance Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Charles Divita, III
10.5*	Employment Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Robert E. White, Jr.
10.6*	Change in Control Severance Agreement dated as of January 1, 2008, between FPIC Insurance Group, Inc. and Robert E. White, Jr.
10.7*	Settlement and Deferred Compensation Agreement effective December 31, 2008, between FPIC Insurance Group, Inc. and John R. Byers
10.8*	Settlement and Deferred Compensation Agreement effective December 31, 2008, between FPIC Insurance Group, Inc. and Charles Divita, III
10.9*	Settlement and Deferred Compensation Agreement effective December 31, 2008, between FPIC Insurance Group, Inc. and Robert E. White, Jr.
10.10*	Deferred Compensation Plan, as amended and restated effective January 1, 2008
___________
* Management contract or compensatory plan or arrangement